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                                                                    EXHIBIT 10.3


     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

                                    FORM OF
             AGREEMENT ON GRANT OF SUBSCRIPTION RIGHTS OF NEW SHARES

Jupiter Telecommunications Co., Ltd. (hereinafter referred to as "A") and ____________ (hereinafter referred to as "B") hereby agree as follows as to the grant of subscription rights based on the resolutions of A's shareholders' meeting on August 23, 2000 and A's board of directors' meeting on the same day.

Article 1 (Grant of Subscription Rights)

           On September 11, 2000, A shall grant B subscription rights of new shares with specifics as follows (hereinafter referred to as "the Subscription Rights").

           (1) Distinction between par value shares and non-par value shares, as well as the type of the shares to be issued:

                Common non-par value shares issued by A (hereinafter referred to as the "Shares")

           (2) Number of shares to be issued (hereinafter referred to as "number of shares granted"):

                ___ shares

           (3)  Issue price per share:

                276,000 yen per share

           (4)  Exercise period:

                        The exercise period shall be from September 11, 2000 to August 23, 2010, provided, however, that the Subscription Rights shall be exercisable only when A's stock certificates have been registered with the Japan Securities Dealers Association or listed on any of the stock exchanges, and, further provided, that for the period between September 11, 2000 and September 11, 2001, the Subscription Rights shall be exercisable only when the provisions under Article 2, Paragraph 2, Item 3 are applicable.

       2. In any of the following cases, the specifics of the Subscription Rights shall be adjusted, restricted or invalidated, subject to the provisions in the attachment 1.

           (1) When A's stocks become subject to stock split (including capitalization of profits available for dividend payments or capital reserve; the same applies hereinafter) or reverse stock split.



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

           (2) When A issues new shares (except for the cases of conversion of convertible bonds and the exercise of the rights under the subscription certificate of new shares and Subscription Rights pursuant to Article 280-19 of the Commercial Code) at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time).

           (3) When A issues the securities convertible to stock or the securities with the rights to subscribe new shares at a price below the market price (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time).

           (4) When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary.

Article 2 (Number of Shares on Which the Subscription Rights are Exercisable by Different Exercise Period)

       1. When A's stocks have been registered with the Japan Securities Dealers Association or have been listed on any of the stock exchanges, B may exercise the Subscription Rights, including the shares on which the Subscription Rights have already been exercised, for different periods to the extent of the proportions as specified as follows. If, under each Item below, the number of shares on which B may exercise the Subscription Rights is a fraction less than one share, the number shall be rounded up to one share. Furthermore, when the number of shares granted, on which the Subscription Rights have not been exercised, is adjusted under Article 1, Paragraph 2 above, the extent of the exercisable proportions as specified below shall be appropriately calculated for such number of shares including the number of shares on which the Subscription Rights were exercised before such adjustments.

           (1) For the period from September 12, 2001 to September 11, 2002, the Subscription Rights are exercisable for one fourth of the number of shares granted.

           (2) For the period from September 12, 2002 to September 11, 2003, the Subscription Rights are exercisable for two fourths of the number of shares granted.

           (3) For the period from September 12, 2003 to September 11, 2004, the Subscription Rights are exercisable for three fourths of the number of shares granted.

           (4) For the period from September 12, 2004 to August 23, 2010, the Subscription Rights are exercisable for all the number of shares granted.



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

       2. The provisions of the preceding Paragraph shall not apply in any of the following cases. However, Subscription Rights on all shares granted shall become exercisable after September 12, 2001 under Item 1 or Item 2, and immediately under Item 3.

           (1) Article 6 Paragraph 3 (long-continued disease, etc.) or Article 6, Paragraph 4 (retirement under the age limit),

           (2) B dies and the Subscription Rights are inherited under Article 7, Paragraph 1, or

           (3) The board of directors of A determines that the total number of shares owned, directly or indirectly, by corporate groups each of which owns, directly or indirectly, twenty percent (20%) or more of the outstanding shares of A as of the date hereof falls below one third of the then outstanding shares of A and that it is appropriate not to apply the provisions of the preceding Paragraph, and B is notified to that effect.

Article 3 (Exercise of the Subscription Rights)

       1. The Subscription Rights may be exercised for an integral multiple of the number of one share.

       2. B shall, when it exercises the Subscription Rights, complete the "Request Form for New Share Issue" as prescribed by A, and submit the form signed and sealed to the Human Resources Department of A.

       3. B shall credit in cash the entire amount of the issue price of the shares to be acquired through the exercise of the Subscription Rights to A's designated account by the date specified by A.

       4. If any withholding tax on the economic benefits available upon the exercise of the Subscription Rights shall be withheld by A, B shall credit an amount equal to such tax to A's designated account by the date specified by A, according to A's demand for payment.

Article 4 (Treatment of Dividends)

           The first or interim dividend payments on the shares issued pursuant to exercise of the Subscription Rights shall be made regarding that the shares are issued on January 1 of the relevant year for the exercise of the Subscription Rights between January 1 and June 30, and on July 1 of the relevant year for the exercise of the Subscription Rights between July 1 and December 31 of each year.

Article 5 (Consignment of Custody of Stock Certificates)

           A shall deliver the stock certificates acquired by B through the exercise of the Subscription Rights directly to B's account wherein those stock certificates are managed ( which is referred to as the "Account" in the following Paragraph) to be opened by B in its own name with the securities company designated by A (hereinafter referred to as the "Designated Securities Company").



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

       2. B shall consign a custody of the stock certificates to the Designated Securities Company, in accordance with the standard terms of the Account.

Article 6 (Forfeiture of the Subscription Rights)

       1. In any of the events listed below, B shall immediately forfeit the Subscription Rights without going through formalities. The same shall apply when B falls under Article 6, Paragraph 2, Paragraph 3 or Paragraph 4 below and subsequently falls under any item of this Paragraph.

           (1) When B ceases to be an officer (which means a director or an auditor; the same applies hereafter) of A or an A's group company, due to dismissal or the equivalent thereto;

           (2) When B becomes an officer, employee or consultant, etc. of a company competing with A (excluding A's group company) except for the case where A's board of directors has approved it;

           (3) When B is in breach of laws or internal regulations or duty of loyalty to A;

           (4)  When B is in breach of the provisions of this Agreement; or

           (5) When B offers to A in the form designated by A to waive all or a part of the Subscription Rights granted hereunder, or to cancel this Agreement.

       2. B shall forfeit the Subscription Rights on the date as specified under each item for the number of shares as follows, if B ceases to be an officer or employee of A or an A's group company due to an expiration of the term of office, a voluntary resignation, or the equivalent thereto, provided, however, that if at A's board of directors meeting a decision that all or part of the provisions in this Paragraph is not applicable to the extent that such decision shall not adversely affect B's rights is made, then such decision shall prevail and the contents of such decision shall be applied, and, further provided, that under Paragraph 1 of this Article, the date of forfeiture of the Subscription Rights is later than the final date of the exercise period (i.e., August 23, 2010; hereinafter referred to as the "Final Date of the Exercise Period") provided for under Article 1, Paragraph 1, Item (4) above, B shall forfeit the Subscription Rights on the Final Date of the Exercise Period.

           (1) For the number of shares granted on which the Subscription Rights are exercisable under Article 2, Paragraph 1 on the date of loss of the position:

                On the 30th day following the date of such loss of the position.

           (2) For the number of shares granted on which the Subscription Rights are not exercisable under Article 2, Paragraph 1 on the date of loss of the position:

                On the date of such loss of the position.

       3. When B ceases to be an officer or employee of A or an A's group company due to a long-continued disease or the equivalent thereto, B shall forfeit the Subscription Rights on the date 12 months after the date of loss of the position,



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

           or September 12, 2001, whichever comes later. However, when the date of forfeiture of the Subscription Rights is later than the Final Date of the Exercise Period, B shall forfeit the Subscription Rights on the Final Date of the Exercise Period.

       4. When B ceases to be an officer or employee of A or an A's group company due to retirement under age limit, B shall forfeit the Subscription Rights on the date 24 months or such other extended period as may be approved by the board of directors of A after the date of loss of the position, or September 12, 2001, whichever comes later. However, when the date of forfeiture of the Subscription Rights is later than the Final Date of the Exercise Period, B shall forfeit the Subscription Rights on the Final Date of the Exercise Period. Even if B falls under any of Paragraph 1 through Paragraph 3 above, the provision of this paragraph shall be applicable if A's board of directors meeting has approved to that effect.

       5. The scope of A's group company provided for under Paragraph 1 through Paragraph 4 above shall comprise the subsidiaries prescribed by the rules on consolidated financial statements and affiliated companies determined by A's board of directors meeting, unless A's board of directors meeting has decided to exclude the relevant company from A's group company for the purpose of this Agreement.

Article 7 (Inheritance of the Subscription Rights)

       1. When B dies, B's heirs may exercise the unexercised Subscription Rights on the condition that such heirs shall be bound by the provisions of this Agreement and other terms and conditions to be determined by A, except for the case where B shall have submitted to A in the form designated by A before B dies to the effect that B does not desire to have his/her heirs exercise the Subscription rights granted hereunder.

       2. If there are more than one heir, B's heirs who shall inherit the Subscription Rights granted hereunder should be limited to one person (hereinafter referred to as "Successor"), provided, however, that more than one heirs may be Successors if the Board of Directors of A specifically so approves.

       3. When the Successor(s) dies after the succession of the Subscription Rights, the Subscription Rights shall not be succeeded to by a successor and thus shall immediately cease to exist without going through formalities.

       4. The exercise period for the unexercised Subscription Rights inherited by the Successor under Paragraph 1 of this Article shall expire 12 months after the date of inheritance or September 12, 2001 whichever comes later (hereinafter referred to as the "Succession Period"); provided, however, that, if B had fallen



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

           under Article 6, Paragraph 2, Paragraph 3 or Paragraph 4 above before B died, the exercise period shall expire on the date of forfeiture of the Subscription Rights, the Final Date of the Succession Period or the Final Date of the Exercise Period, all of which were applicable to B prior to the death, whichever is the first to come.

       5. The Successor, or in case of being more than one Successors all Successors, must submit to A the following documents or their respective equivalents or the report on the following matters without delay after the date of succession:

           (1) A copy of a family register (limited to one issued within 3 months);

           (2) A certificate of the seal impression of the Successor (limited to one issued within three months);

           (3) Agreement on division of the estate, or any other evidence to show the division of the estate;

           (4) Any document to confirm the name(s) and address(es) of the Successor(s) and, if any Successor resides in a foreign country domestic; and

           (5)  Any other documents or matters specified by A.

       6. When B's heirs fail to reach agreement on division of the estate, they shall report to that effect to A in the name of their representative without delay. In this case, the documents provided for under the preceding Paragraph shall be submitted to A upon reaching agreement among the heirs.

       7. Under Paragraph 1 above, "B" shall be translated to the "B's Successor," to whom each provision under this Agreement except that this Article shall apply to the extent that the application shall not run counter to the effect of such provisions.

Article 8 (Prohibition of Disposition of the Subscription Rights)

           B may not assign, pledge or dispose of the Subscription Rights, in whole or in part, to the third party.

Article 9 (Expenses)

           B shall bear all the taxes and other expenses arising in connection with the acquisition of the stocks following the exercise of the Subscription Rights, as well as the sale or disposal of the stocks acquired by B.

Article 10 (Compliance with Related Laws and Internal Regulations)

           For the exercise of the Subscription Rights, sale of stocks issued by A, purchase of stocks, etc. before and after such sale, B shall comply with the Securities Exchange Law, Commercial Code, Tax Law and other related laws and regulations, as well as A's internal rules on insider tradings and other internal regulations.



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

Article 11 (Waiver of Any Claim for Damages)

           B shall not make any claim for indemnification, extra profits, damages or any other liability against A, A's directors, etc. and the Designated Security Company in relation to this Agreement, irrespective of any reasons.

Article 12 (Notice)

        1. Any notice from A to B under this Agreement shall be made by means of telephone, in writing or by email to a department to which B belongs so long as B remains as an officer or employee of A or an affiliate company of A. When B ceases to be an officer or employee of A or an affiliate company of A for reasons except for a death, B shall notify Human Resources Department of A in writing of its contact place for every change thereof. If the whereabouts and contact place become uncertain due to B's failure in making such notice, any notice from A to B shall be deemed to have been effectively given under this Agreement when such notice is put in place at A's Human Resources Department.

       2. Any notice from B to A under this Agreement shall be made in writing to A's Human Resources Department.

Article 13 (Amendments to This Agreement)

           In the event of any amendments to related laws and regulations including the Commercial Code, Securities Exchange Law, Tax Law, etc. after the conclusion of this Agreement, and if A considers it necessary to make amendments to this Agreement, B shall agree to the amendment made by B.

Article 14 (Right to Establish Detailed Rules)

       1. A may establish "detailed rules regarding the agreement on the grant of Subscription rights of new shares" (hereinafter referred to as "detailed rules") and make amendment to or abolish detailed rules.

       2. A shall notify to the public the establishment, amendment, or abolishment of detailed rules immediately after A made it in accordance with the provision of the preceding Paragraph.

       3. The notice to the public as stipulated in the preceding Paragraph shall be made by posting the relevant contents on a bulletin board in A's Head Office.

       4. B or its Successor may request A to see detailed rules during A's business hours and make copies thereof at its own expense.

Article 15 (Treatment of Matters not Provided for Under This Agreement)



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)


           A and B shall discuss and determine in good faith any matters not provided for under this Agreement.

IN WITNESS WHEREOF, A and B have executed this Agreement in duplicate, with A keeping the original and B its copy.

September 11, 2000

         A: Jupiter Telecommunications Co., Ltd.
         x-chome xx - x
         Higashi-Ikebukuro, Toshima-ku
         Tokyo

         ----------------
         Tsunetoshi Ishibashi
         President

         B:
         Address:
                  ---------------------------
         Name:                                seal
                  ---------------------------



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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

Exhibit

1. A shall make adjustments specified as follows when A conducts stock split (including capitalization of profits available for dividend payments or capital reserve; the same applies hereinafter) or reverse stock split.

        1) Of the number of shares granted as specified under Article 1, Paragraph 1, Item 2 of the Agreement on Grant of Subscription Rights of New Shares (hereinafter "number of shares granted"), the number of unexercised shares granted shall be adjusted using the following calculation formula, and any fractions smaller than one share resulting from the adjustment shall be omitted.

                        Adjusted number of shares granted = Unadjusted number of shares granted multiplied by the ratio of (stock split or reverse stock split)

        2) The issue price as specified under Article 1, Paragraph 1, Item 3 of the Agreement on Grant of Subscription Rights of New Shares (hereinafter the "issue price") shall be adjusted using the following calculation formula, and any fractions smaller than one yen resulting from the adjustment shall be rounded off.

                        Adjusted issue price per share = Unadjusted issue price per share multiplied by degrees=1/ratio of (stock split or reverse stock split)

        3) The adjustments as specified under 1) and 2) above shall be applicable from the next day and thereafter following the scheduled date of rights offering for the stock split or from the next day and thereafter following the expiration of a certain period as provided for under Article 215, Paragraph 1 of the Commercial Code (which will apply to Article 220, mutatis mutandis), if the date of rights offering for the stock split is not scheduled or in the case of reverse stock split. However, any adjustments in the case of stock split for dividend payments shall be made in the manner as may be otherwise specified by A.

2. When A issues new shares (except for the cases of conversion of convertible bonds and the exercise of the rights under the subscription certificate of new shares and Subscription Rights pursuant to Article 280-19 of the Commercial Code) at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time), adjustment shall be made as follows:

        1) Of the number of shares granted, unexercised number of shares shall be adjusted using the following calculation formula and any fractions smaller than one share resulting from the adjustment shall be omitted.

                        Adjusted number of shares granted = (Unadjusted number of shares granted X Unadjusted issue price)/Adjusted issue price

     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

        2) The issue price shall be adjusted using the following calculation formula and any fractions smaller than one yen shall be rounded off.

                        Adjusted issue price = Unadjusted issue price multiplied by [Number of issued shares + (Number of newly issued shares X Price paid per share)/Market price]/(Number of issued shares + Number of newly issued shares)

                a) The "Market Price" used in the calculation formula shall be, when A's shares are registered with the Japan Securities Dealers Association, the average price of the most recent purchase and sales price of A's common shares at 3 p.m. of each day (except for the day when no trading is made) announced by the Japan Securities Dealers Association during the 30 days starting on the 45th trading day prior to the initial day of "Application date of adjustment" stipulated in 3) below, and when A's shares are listed on any of the stock markets, it shall be the average price of the daily closing price of regular transaction at the stock market during the above 30 trading days (except for the day when no trading is made). Any fraction less than one yen shall be rounded up.

                b) "Number of issued shares" to be used in the calculation formula shall be the number of issued shares on the date of allotment to the shareholders if there is such date, or the date one month prior to "Application date of adjustment." in all other cases, as stipulated under 3) below.

        3) The adjustment stipulated under 1) and 2) shall be applicable from the next day following the payment deadline (if there is a date for shareholders allotment, then the date next day following such date).

3. When A issues securities convertible to stock or securities with a right to subscribe new shares at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time), the number of shares granted and the issue price shall be adjusted properly according to the previous provision.

4. When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary, A may make reasonable adjustments as needed to the number of shares granted, issued price, exercise period and others, as well as limit the exercise of the right and invalidate unexercised subscription rights of new shares.
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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)



                                   MEMORANDUM


Jupiter Telecommunications Co., Ltd. (hereinafter referred to as "A") and ______________ (hereinafter referred to as "B") hereby agree to amend the below provisions of the Agreement on Grant of Subscription Rights of New Shares (hereinafter referred to as the "Agreement") between A & B, dated September 11, 2000, and its Exhibit, according to the resolutions of A's extraordinary shareholders' meeting held on September 19, 2000, and A's board of directors' meeting held on the same day, as follows:


--------------------------------------------------------------------------------
                                Before Amendment
--------------------------------------------------------------------------------
Agreement

Article 1 (Grant of Subscription Rights)

2. In any of the following cases, the specifics of the Subscription Rights shall be adjusted, restricted or invalidated, subject to the provisions in the attachment.

    (1) When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary.me subject to stock split (including capitalization of profits available for dividend payments or capital reserve; the same applies hereinafter) or reverse stock split.

    (2) When A issues new shares (except for the cases of conversion of convertible bonds and the exercise of the rights under the subscription certificate of new shares and Subscription Rights pursuant to Article 280-19 of the Commercial Code) at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time).

    (3) When A issues the securities convertible to stock or the securities with the rights to subscribe new shares at a price below the market price (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time).

    (4) When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary.


--------------------------------------------------------------------------------
                                 After Amendment
--------------------------------------------------------------------------------
Agreement

Article 1 (Grant of Subscription Rights)

In any of the following cases, the specifics of the Subscription Rights shall be adjusted, restricted or invalidated, subject to the provisions in the attachment.

    (1) When A's stocks become subject to stock split (including capitalization of profits available for dividend payments or capital reserve; the same applies hereinafter) or reverse stock split.

    (2) When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary.

    (3) When A issues 2,622,857.16 new shares by shareholder allotment at the issue price of one yen per share, with September 28, 2000 as the allotment date, pursuant to the resolution of the board of directors' meeting on September 12, 2000.

[Deletion of (2) and (3) of Article 1, Section 2; shifting (4) up to (2); addition of (3)]


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     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)

--------------------------------------------------------------------------------
                                Before Amendment
--------------------------------------------------------------------------------
Exhibit

2. When A issues new shares (except for the cases of conversion of convertible bonds and the exercise of the rights under the subscription certificate of new shares and Subscription Rights pursuant to Article 280-19 of the Commercial Code) at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time), adjustment shall be made as follows:

    1) Of the number of shares granted, unexercised number of shares shall be adjusted using the following calculation formula and any fractions smaller than one share resulting from the adjustment shall be omitted.

         Adjusted number of shares granted = (Unadjusted number of shares granted X Unadjusted issue price)/Adjusted issue price

    2) The issue price shall be adjusted using the following calculation formula and any fractions smaller than one yen shall be rounded off.

         Adjusted issue price = Unadjusted issue price multiplied by [Number of issued shares + (Number of newly issued shares X Price paid per share)/Market price]/(Number of issued shares + Number of newly issued shares)

         a) The "Market Price" used in the calculation formula shall be, when A's shares are registered with the Japan Securities Dealers Association, the average price of the most recent purchase and sales price of A's common shares at 3 p.m. of each day (except for the day when no trading is made) announced by the Japan Securities Dealers Association during the 30 days starting on the 45th trading day prior to the initial day of "Application date of adjustment" stipulated in 3) below, and when A's shares are listed on any of the stock markets, it shall be the average price of the daily closing price of regular transaction at the stock market during the above 30 trading days (except for the day when no trading is made). Any fraction less than one yen shall be rounded up.

         b) "Number of issued shares" to be used in the calculation formula shall be the number of issued shares on the date of allotment to the shareholders if there is such date, or the date one month prior to "Application date of adjustment." in all other cases, as stipulated under 3) below.

    3) The application date of the adjustment stipulated under 1) and 2) shall be date next following the payment deadline (if there is a date for shareholders allotment, then the date next following such date).

3. When A issues securities convertible to stock or securities with a right to subscribe new shares at a price below the market value (however, prior to the public offering of A's shares, this provision shall apply by substituting the market price with the unadjusted issue price at the time), the number of shares granted and the issue price shall be adjusted properly according to the previous provision.

4. When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary, A may make reasonable adjustments as needed to the number of shares granted, issued price, exercise period and others, as well as limit the exercise of the right and invalidate unexercised subscription rights of new shares.


--------------------------------------------------------------------------------
                                 After Amendment
--------------------------------------------------------------------------------
Exhibit

2. When A merges with any other company or a new company incorporated for consolidation, or implements a stock swap or stock transfer, or if any other adjustments become necessary, A may make reasonable adjustments as needed, without granting additional substantial financial benefit to B, to the number of shares granted, issued price, exercise period and others, as well as limit the exercise of the right and invalidate unexercised subscription rights of new shares.

3. When A issues 2,622,857.16 new shares by shareholder allotment at the issue price of one yen per share, with September 28, 2000 as the allotment date, pursuant to the resolution of the board of directors' meeting on September 12, 2000, the number of shares subscribed shall be adjusted to three times the original number and the issue price to 92,000 yen, following the day after the payment date of the new shares.

(Deletion of sections 2 and 3, shifting section 4 up to 2 and addition of the underlined part; addition of section 3)

     (ENGLISH TRANSLATION OF JAPANESE LANGUAGE DOCUMENT FOR REFERENCE ONLY)


IN WITNESS WHEREOF, A and B have executed this Agreement in duplicate, with A keeping the original and B its copy.

September 20, 2000

                             A:
                                   ---------------------------
                                   Tsunetoshi Ishibashi, Chairman
                                   Jupiter Telecommunications Co., Ltd.
                                   4-42-24 Higashi-Ikebukuro, Toshima-ku Tokyo

                             B:    Name:
                                        --------------------------------------

                                   Address:
                                           -----------------------------------






                                       3


                                  *    *    *

                                 REPRESENTATION

     The undersigned certifies that the foregoing is a fair and accurate English translation of the original Japanese language document.




                                   /s/ Tsunetoshi Ishibashi
                                   _______________________________________
                                   Tsunetoshi Ishibashi
                                   Chairman